UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 8, 2017 (September 7, 2017)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

The Company’s Amended and Restated Certificate of Incorporation and the Third Amended and Restated Limited Liability Company Operating Agreement, as amended, of National CineMedia, LLC (“NCM LLC”) provide a redemption right to the NCM LLC members to exchange common membership units of NCM LLC for shares of National CineMedia, Inc.’s (the “Company’s”) common stock (the “Common Stock”) on a one-for-one basis, or at the Company’s option, a cash payment equal to the market price of one share of the Company’s Common Stock.

The Company received a Notice of Redemption from each of American Multi-Cinema, Inc. and its affiliate AMC Starplex, LLC (collectively, “AMC”) for the redemption of an aggregate of 14,600,000 common membership units with a redemption date of September 7, 2017.  Pursuant to the Notices of Redemption, on September 7, 2017, AMC surrendered certificates evidencing the common membership units to NCM LLC for cancellation and, immediately thereafter, the Company contributed an equal number of newly issued shares of its Common Stock to NCM LLC in exchange for the common units surrendered and redeemed by AMC. NCM LLC in turn transferred the shares of Common Stock to AMC.

As previously disclosed, in connection with AMC’s acquisition of Carmike Cinemas, Inc., AMC has agreed with the Department of Justice that AMC would divest the majority of its equity interests in the Company and NCM LLC to various specified thresholds, so that by June 20, 2019 it will own no more than 4.99% of the Company and NCM LLC.  This redemption of NCM LLC membership units for Common Stock of the Company that AMC plans to sell is in furtherance of this divestiture plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: September 8, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

NATIONAL CINEMEDIA, LLC

By:  National CineMedia, Inc., its manager

Dated: September 8, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary